1 Fiscal Second Quarter Results May 3, 2018 John L. Walsh President & CEO, UGI Corporation Kirk R. Oliver Chief Financial Officer, UGI Corporation Jerry E. Sheridan President & CEO, AmeriGas Partners

2 About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack. UGI undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2018 Second Quarter Results

3 John L. Walsh President & CEO, UGI Second Quarter Recap

Second Quarter Summary

- Record GAAP and Adjusted EPS
- All four business units posted higher year-over-year results
- Weather approximately normal; slightly warmer in domestic territories, slightly colder at UGI International



Q2 2018 Weather Versus: Normal
0.5% warmer
2.2% colder
1.9% warmer
2.2% warmer
AmeriGas
UGI International
Midstream & Marketing
Gas Utility



Q2 2018 Weather Versus: Prior Year
14.2% colder
6.3% colder
14.3% colder
10.8% colder
AmeriGas
UGI International
Midstream & Marketing
Gas Utility

Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation.

UGI Corporation | Fiscal 2018 Second Quarter Results
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5 Q2 Earnings Recap • Tax rate changes in the U.S. and France contributed $0.19, net, to adjusted EPS • Excluding the benefits of tax reform, adjusted EPS was $1.50, a 15% increase over prior year, and a record Q2 result Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. $1.31 $1.69 Q2 2017 Q2 2018 UGI Corporation | Fiscal 2018 Second Quarter Results Adjusted EPS +29%

6 Second Quarter Overview UGI Corporation | Fiscal 2018 Second Quarter Results • Working with PennEast property owners and have obtained 97% survey permission in PA and 50% in NJ • LNG investments continued to perform very well as peaking and power generation demand across New England and the Mid-Atlantic remains high • Gas Utility has added nearly 8,600 new residential and commercial heating customers YTD and remains on pace with its infrastructure replacement program • AmeriGas adjusted EBITDA increased 14% over Q2 2017 as operations successfully responded to variable weather conditions to ensure our customers received high-quality service • Contributions from recent acquisitions and the strength of the legacy business enabled UGI International to have consecutive years of outstanding heating-season results

7 Second Quarter Financial Review Kirk R. Oliver Chief Financial Officer, UGI

8 Q2 2017 Q2 2018 Net income attributable to UGI Corporation (GAAP) $219.9 $276.0 Net losses on commodity derivative instruments1,3 3.1 15.7 Unrealized losses on foreign currency derivative instruments1 0.8 1.3 Integration expenses associated with Finagaz1 4.4 6.8 Loss on extinguishment of debt 1 3.6 - Impact from change in French tax rate - 3.7 Impact from Tax Cuts and Jobs Act - (5.3) Adjusted net income attributable to UGI Corporation $231.8 $298.2 Q2 Adjusted Earnings Q2 2017 Q2 2018 UGI Corporation - Diluted Earnings Per Share (GAAP) $1.24 $1.57 Net losses on commodity derivative instruments3 0.02 0.08 Unrealized losses on foreign currency derivative instruments2 0.01 0.01 Integration expenses associated with Finagaz 0.02 0.04 Loss on extinguishment of debt 0.02 - Impact from change in French tax rate - 0.02 Impact from Tax Cuts and Jobs Act - (0.03) Adjusted diluted earnings per share $1.31 $1.69 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates 2 Includes the effects of rounding 3 Derivative instruments not associated with the current period. ($ millions, except per share amounts) UGI Corporation | Fiscal 2018 Second Quarter Results

9 $1.31 $0.08 $0.03 $0.15 $0.14 ($0.02) $1.69 $0.75 $1.75 Q2 2017 AmeriGas UGI International Midstream & Marketing UGI Utilities Corp & Other Q2 2018 A d ju st ed E P S Q2 Results Recap A return to near normal weather helped support a 29% increase to Adjusted EPS Adjusted EPS is a non-GAAP measure. See appendix for reconciliation. 1 Includes $(0.01) Corporate & Other $0.20 $0.28 $0.47 $0.50 $0.28 $0.43 $0.37 $0.51 Q2 2017 Q2 2018 $1.692 $1.311 UGI International 6.3% colder 14.2% colder 14.3% colder 10.8% colder Adjusted EPS Midstream & Marketing UGI Utilities AmeriGas 2 Includes $(0.03) Corporate & Other than prior year UGI Corporation | Fiscal 2018 Second Quarter Results

10 Q2 2017 Q2 2018 Adjusted EBITDA $271.2 Retail Margin 45.8 Wholesale and Other Total Margin 3.0 Partnership Operating and Administrative Expenses (11.5) Other Income and Expense, net 1.0 Adjusted EBITDA $309.5 Financial Results – AmeriGas Q2 2017 Q2 2018 colder warmer (13.5)% (12.9)% Weather versus normal 14.2% colder than prior year Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. ($ millions) Total margin (0.5)% Item Primary Drivers Volume ↑ Cold weather in late December, January, and March Total Margin ↑ Higher retail volumes and slightly higher retail unit margins Operating and Admin Expenses ↑ Higher compensation and vehicle expenses due to higher volumes UGI Corporation | Fiscal 2018 Second Quarter Results

11 Q2 2017 Q2 2018 Income Before Taxes $116.2 Total Margin 60.9 Operating and Administrative Expenses (39.9) Depreciation and Amortization (7.3) Interest Expense (0.4) Other Income and Expense, net (12.0) Income Before Taxes $117.5 Integration Expenses 6.7 11.3 Adjusted Income Before Taxes $122.9 $128.8 Financial Results – UGI International Weather versus normal -6.2%-7.4% 6.3% colder than prior year ($ millions) Adjusted Income Before Taxes is a non-GAAP measure. Q2 2017 Q2 2018 colder warmer 2.2% Item Primary Drivers LPG Volume ↑ Acquisition of UniverGas in Italy and colder weather Total Margin ↑ Stronger Fx rates; margin from acquisitions and higher LPG volumes from legacy business Operating and Admin Expenses ↑ Stronger Fx rates and incremental expenses from acquisitions; partially offset by Finagaz synergies Other Income & Expense ↓ Realized loss on Fx derivatives UGI Corporation | Fiscal 2018 Second Quarter Results (3.9)%

12 Q2 2017 Q2 2018 Income Before Taxes $ 83.8 Total Margin 32.7 Operating and Administrative Expenses (4.4) Depreciation and Amortization (2.0) Other Income and Expenses, net (2.5) Income Before Taxes $107.6 Financial Results –Midstream & Marketing Q2 2017 Q2 2018 colder warmer (14.2)% Weather versus normal 14.3% colder than prior year ($ millions) (1.9)% Item Primary Drivers Total Margin ↑ Higher capacity management, peaking, gathering and generation total margins Operating and Admin Expenses ↑ Higher compensation and benefit expenses and greater peaking and gathering activities related to new investments and expanded activities Other Income & Expense ↓ Absence of AFUDC income associated with Sunbury UGI Corporation | Fiscal 2018 Second Quarter Results

13 Q2 2017 Q2 2018 Income Before Taxes $106.1 Total Margin 30.4 Operating and Administrative Expenses (8.1) Depreciation and Amortization (3.4) Interest Expense (0.8) Other Income and Expense, net (0.2) Income Before Taxes $124.0 Financial Results – Utilities Q2 2017 Q2 2018 colder warmer (2.2)%(11.7)% Gas Utility weather versus normal 10.8% colder than prior year ($ millions) Item Primary Drivers Volume ↑ Core market throughput higher due to colder weather and customer growth Total Margin ↑ Higher core market throughput, higher large firm delivery service total margin, and increase in PNG base rates Operating and Admin Expenses ↑ Higher accounts receivable reserves, compensation and benefits due to increased volumes Depreciation and Amortization ↑ Increased capital expenditure activity UGI Corporation | Fiscal 2018 Second Quarter Results

14 2013 – 2018 Adjusted EPS Growth UGI Corporation | Fiscal 2018 Second Quarter Results First Half 2013 First Half 2018 $2.42 $1.60 9% CAGR First Half 2013 and 2018 periods both experienced approximately normal weather 11% CAGR $2.70 $0.28 benefit from tax reform +69% Total +51% Total Adjusted EPS is a non-GAAP measure. See appendix for reconciliation.

15 A me riGa s AmeriGas Second Quarter Recap Jerry E. Sheridan President & CEO, AmeriGas

16 • Volume up 10% on weather that was 14% colder than prior-year period • Weather was normal, but uneven for the quarter • Unit margins up slightly despite average costs at Mt. Belvieu that were 18% higher than prior year • Propane costs stable throughout the quarter • Operating expenses up 5% due to higher total compensation costs and vehicle expenses Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. AmeriGas Q2 2018 Earnings Recap $551.2$271.2 $309.5 Q2 2017 Q2 2018 Adjusted EBITDA ($ in millions)$185.1 UGI Corporation | Fiscal 2018 Second Quarter Results Original FY18 Guidance (November 9, 2017) Updated FY18 Guidance (May 3, 2018) $650 - $690 million Adjusted EBITDA $625 - $645 million Adjusted EBITDA • Excludes the impact of non-cash charge related to impairment of tradenames that will be recorded in Q3

17 Growth Initiatives Cylinder Exchange • Volume was up 15% vs. Q2 2017 • 6% increase in same store sales National Accounts • Volume was up 18% vs. Q2 2017 due to weather and new customers Acquisitions • Closed an acquisition in April; expected to add 3 million gallons annually • Pipeline remains strong UGI Corporation | Fiscal 2018 Second Quarter Results

18 Trade Names and Distribution Update UGI Corporation | Fiscal 2018 Second Quarter Results Heritage Tradenames • Recently completed a review of the operational tradenames acquired with the Heritage acquisition in 2012 • Analysis concluded that the tradenames will have a finite life of 3-5 years and be amortized over that time • Will record a non-cash charge of approximately $70 million in Q3 to adjust the fair value • Impact of charge will be excluded from adjusted EBITDA Distribution and Leverage Update • On April 23, Board of Directors approved a $0.95 distribution; unchanged from prior quarter • Holding the distribution flat will contribute to building distribution coverage following two record warm years in 2016 and 2017 • Expect to finish FY18 with improved leverage of ~4.3x and distribution coverage of greater than 1.0x

19 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com Brendan Heck 610-456-6608 heckb@ugicorp.com John L. Walsh President & CEO, UGI Conclusion and Q&A

Key Growth Drivers

Natural Gas Infrastructure

- Record natural gas demand in first two weeks of Q2 highlighted the need for additional infrastructure
    - Peak sendouts were 7-14% above record-level set in Polar Vortex of 2014
- UGI investments to meet higher ongoing demand
    - PennEast
    - Steelton LNG - completed
    - Bethlehem LNG - recently approved
- Plan to deploy $1.2 billion of capital at Utilities over the next four years

LPG and International

- AmeriGas scale continues to offer competitive advantage; National Accounts and ACE up 15%+ this quarter
- Acquisitions in Europe
    - DVEP – power and natural gas marketing in Netherlands
    - UniverGas – LPG distribution in Italy
    - Finagaz – acquired in 2015; integration in final stages

UGI Corporation | Fiscal 2018 Second Quarter Results

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21 FY 2018 Guidance Update UGI Corporation | Fiscal 2018 Second Quarter Results Original FY18 Adjusted EPS Guidance (November 9, 2017) Updated FY18 Adjusted EPS Guidance (May 3, 2018) $2.45 – $2.65 $2.70 – $2.80 • Did not reflect impact of tax reform • Includes the benefit of tax reform (other than one-time items) • Reflects the strong underlying performance in each of our businesses • Excludes the impact of the non-cash charge related to impairment of tradenames acquired in the Heritage acquisition that will be recorded in Q3

22 Q&A

23 APPENDIX

24 • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the impact on net deferred tax liabilities from a change in French corporate income tax rate and U.S. tax reform legislation. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The following tables on the following slides reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Supplemental Footnotes UGI Corporation | Fiscal 2018 Second Quarter Results

UGI Adjusted Net Income and EPS

UGI CORPORATION

Quarter Ended March 31, 2018 (Millions of dollars, except per share)	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income (loss) attributable to UGI Corporation	$ 276.0	$ 49.8	$ 77.4	$ 76.6	$ 89.2	$ (17.0)
Net losses on commodity derivative instruments not associated with current-period transactions (net of tax of $(3.9)) (a)	15.7	—	—	—	—	15.7
Unrealized losses on foreign currency derivative instruments (net of tax of $(0.7)) (a)	1.3	—	—	—	—	1.3
Integration expenses associated with Finagaz (net of tax of $(4.5)) (a)	6.8	—	6.8	—	—	—
Impact of French Finance Bill	3.7	—	3.7	—	—	—
Impact from Tax Cuts and Jobs Act	(5.3)	—	(0.2)	—	—	(5.1)
Adjusted net income (loss) attributable to UGI Corporation	$ 298.2	$ 49.8	$ 87.7	$ 76.6	$ 89.2	$ (5.1)
Adjusted diluted earnings per share:						
UGI Corporation earnings (loss) per share - diluted	$ 1.57	$ 0.28	$ 0.44	$ 0.43	$ 0.51	$ (0.09)
Net losses on commodity derivative instruments not associated with current-period transactions (b)	0.08	—	—	—	—	0.08
Unrealized losses on foreign currency derivative instruments	0.01	—	—	—	—	0.01
Integration expenses associated with Finagaz	0.04	—	0.04	—	—	—
Impact of French Finance Bill	0.02	—	0.02	—	—	—
Impact from Tax Cuts and Jobs Act	(0.03)	—	—	—	—	(0.03)
Adjusted diluted earnings (loss) per share	$ 1.69	$ 0.28	$ 0.50	$ 0.43	$ 0.51	$ (0.03)

(a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.
(b) Includes the effects of rounding associated with per share amounts.

UGI Corporation | Fiscal 2018 Second Quarter Results

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UGI Adjusted Net Income and EPS

UGI CORPORATION

Quarter Ended March 31, 2017 (Millions of dollars except per share)	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income (loss) attributable to UGI Corporation	$ 219.9	$ 32.0	$ 79.3	$ 50.2	$ 65.1	$ (6.7)
Net losses on commodity derivative instruments not associated with current-period transactions (net of tax of $1.5) (a)	3.1	—	—	—	—	3.1
Unrealized losses on foreign currency derivative instruments (net of tax of $(0.5)) (a)	0.8	—	—	—	—	0.8
Loss on extinguishments of debt (net of tax of $(2.3)) (a)	3.6	3.6	—	—	—	—
Integration expenses associated with Finagaz (net of tax of $(2.3)) (a)	4.4	—	4.4	—	—	—
Adjusted net income (loss) attributable to UGI Corporation	$ 231.8	$ 35.6	$ 83.7	$ 50.2	$ 65.1	$ (2.8)
Adjusted diluted earnings per share:						
UGI Corporation earnings (loss) per share - diluted	$ 1.24	$ 0.18	$ 0.45	$ 0.28	$ 0.37	$ (0.04)
Net losses on commodity derivative instruments not associated with current-period transactions	0.02	—	—	—	—	0.02
Unrealized losses on foreign currency derivative instruments (b)	0.01	—	—	—	—	0.01
Loss on extinguishments of debt	0.02	0.02	—	—	—	—
Integration expenses associated with Finagaz	0.02	—	0.02	—	—	—
Adjusted diluted earnings (loss) per share	$ 1.31	$ 0.20	$ 0.47	$ 0.28	$ 0.37	$ (0.01)

(a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

(b) Includes the effects of rounding.

UGI Corporation | Fiscal 2018 Second Quarter Results

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27 2013 UGI Adjusted Net Income and EPS UGI Corporation | Fiscal 2018 Second Quarter Results For the Six Months ended March 31, 2013 (Mill ions of dollars, except per share) 2013 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 283.2$ Net unrealized gains on Midstream & Marketing's unsettled commodity derivative instruments (net of tax of $2.4)(a) (3.4) Net gains on certain Midstream & Marketings settled commodity derivative instruments (net of tax of $3.3)(a) (4.6) Adjusted net income attributable to UGI Corporation 275.2$ Adjusted diluted earnings per share Earnings per share - diluted 1.65$ Net unrealized gains on Midstream & Marketings's unsettled commodity derivative instruments (0.02) Net gains on certain Midsream and Marketing settled commodity derivative instruments (0.03) Adjusted earnings per share - diluted 1.60$ (a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

28 • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year- over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. AmeriGas Supplemental Footnotes UGI Corporation | Fiscal 2018 Second Quarter Results

29 AmeriGas EBITDA and Adjusted EBITDA UGI Corporation | Fiscal 2018 Second Quarter Results (Mil l ions of dol lars) EBITDA and Adjusted EBITDA Net income attributable to AmeriGas Partners $ 191.8 $ 135.1 Income tax expense (a) Interest expense Depreciation Amortization EBITDA 278.6 220.7 Add net losses on commodity derivative instruments not associated with current-period transactions Loss on extinguishments of debt - 22.1 Noncontrolling interest in net losses on commodity derivative instruments not associated with current-period transactions (a) Adjusted EBITDA $ 309.5 $ 271.2 (a) Includes the impact of rounding. Quarter Ended March 31, 9.6 10.6 31.2 28.6 2018 2017 0.6 0.6 (0.3) (0.2) 41.0 40.0 35.6 34.4

30 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com Brendan Heck 610-456-6608 heckb@ugicorp.com